Miller/Howard High Income Equity Fund
Supplement dated May 11, 2018 to the Statement of Additional Information (“SAI”)
dated March 2, 2018, as amended

Effective May 10, 2018, the Board of Trustees of the Miller/Howard High Income Equity Fund (the “Trust”) has elected Charles Atkins to serve as Chief Compliance Officer of the Trust replacing the prior Chief Compliance Officer.

Accordingly, the Trustees and Officers table starting on page 7 of the SAI is supplemented with the following information to replace the information regarding the Trust’s Chief Compliance Officer:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Charles Atkins. (born 1975)	P.O. Box 549, Woodstock, NY 12498	Chief Compliance Officer	Since May 2018	Director of Performance and Analytics, Miller/Howard Investments, Inc., Equity Trading Compliance (since 2012)	N/A	N/A

This supplement should be retained with your Prospectus Supplement, Prospectus and SAI for future reference.